FIRST AMENDMENT	*	UNITED STATES OF AMERICA
TO	*	STATE OF LOUISIANA
COLLATERAL MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT	*	PARISH OF ORLEANS
	*	CITY OF NEW ORLEANS
BY	*	
BLACKWATER NEW ORLEANS, L.L.C.	*	
AND	*	
JPMORGAN CHASE BANK, N.A.	*	
* * * * * * * * * * * * *	*	

BE IT KNOWN, that on this 22nd day of June, 2012, before me, the undersigned Notary Public, duly commissioned and qualified, personally came and appeared:

> BLACKWATER NEW ORLEANS, L.L.C. (EIN xx-xxxx3617), a Louisiana limited liability company, whose address is 660 La Bauve Drive, Westwego, LA 70094, appearing herein through its manager, Blackwater Midstream Corp., a Nevada corporation, in turn appearing through its undersigned officer duly authorized hereunto (the "Mortgagor")

and

> JPMORGAN CHASE BANK, N.A., a national banking association (EIN xx-xxxx4650), whose mailing address is 201 St. Charles Avenue, 28th Floor, New Orleans, LA 70170, appearing herein through its undersigned officer duly authorized hereunto (the "Mortgagee");

who declared that Mortgagor and Mortgagee executed an Act of Collateral Mortgage, Assignment of Leases and Rents and Security Agreement, dated December 23, 2008, recorded as Instrument No. 10862215 in Mortgage Book 4394, page 67, Jefferson Parish, Louisiana (the "Collateral Mortgage"), which is paraphed for identification with a Collateral Mortgage Note in the principal amount of $7,000,000 dated of even date therewith (the "Collateral Note"). Mortgagee acknowledges that it is the last and current holder of the Collateral Note.

NOW, THEREFORE, Borrower and Lender hereby amend the Collateral Mortgage to increase the principal amount secured thereby from $7,000,000 to $20,000,000.

Except as set forth above, all the remaining terms and provisions of the Collateral Mortgage shall remain in full force and effect.

Mortgagee produced and delivered the Collateral Note to me, Notary, and after having paraphed the Collateral Note "Ne Varietur" for identification with this Act, the undersigned Notary delivered the Collateral Note back to Mortgagee who acknowledges receipt thereof.

THUS DONE AND PASSED on the date first written above in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor, Mortgagee and me, Notary, after due reading of the whole.

WITNESSES:

Printed Name: Robert L. Rumney Jr.

Printed Name: Grace Feng Knight

BLACKWATER NEW ORLEANS, L.L.C.

By: Blackwater Midstream Corp., Manager

By: ________________

Name: Dale Chatagnier
Title: Secretary

JPMORGAN CHASE BANK, N.A.

By: ________________

Name: William C. Richard
Title: Officer

NOTARY PUBLIC
Printed Name: PHILIP DEV. CLAVERIE
Bar Roll No.: 4177

PD.6476706.1